TRIANGLE BANCORP, INC.


                             1998 OMNIBUS STOCK PLAN


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                             TRIANGLE BANCORP, INC.

                             1998 OMNIBUS STOCK PLAN

                                TABLE OF CONTENTS

Section Page

ARTICLE I - NAME, PURPOSE AND DEFINITIONS                               1
1.1     Name                                                            1
1.2     Purpose                                                         1
1.3     Definitions                                                     1

ARTICLE II - ELIGIBILITY                                                4

ARTICLE III - AWARDS                                                    4
3.1     General                                                         4
3.2     Stock Options                                                   4
3.3     Stock Appreciation Rights                                       5
3.4     Restricted Stock                                                6
3.5     Performance Awards                                              6
3.6     Other Awards                                                    7

ARTICLE IV - AWARD DOCUMENTS                                            7
4.1     General                                                         7
4.2     Required Terms                                                  7
4.3     Optional Terms                                                  7

ARTICLE V - SHARES OF STOCK SUBJECT TO THE PLAN                         9
5.1     General                                                         9
5.2     Additional Shares                                               9
5.3     Computation Rules                                               9
5.4     Shares to be Used                                               9

ARTICLE VI - ADMINISTRATION                                             10
6.1     General                                                         10
6.2     Duties                                                          10
6.3     Powers                                                          10
6.4     Intent to Avoid Insider Trading                                 10

ARTICLE VII - ADJUSTMENTS UPON CHANGES IN CAPITALIZATION                11



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ARTICLE VIII - CHANGES OF CONTROL                                       11
8.1     General                                                         11
8.2     "Change of Control                                              11
8.3     Definition of "Person" Applicable to Change of Control          12

ARTICLE IX - AMENDMENT AND TERMINATION                                  12
9.1     Amendment of Plan                                              12
9.2     Termination of Plan                                             12
9.3     Procedure for Amendment of Termination                          13

ARTICLE X - MISCELLANEOUS
10.1    Rights of Employees                                             13
10.2    Compliance with Law                                             13
10.3    Unfunded Status                                                 13
10.4    Limits on Liability                                             13
10.5    Section References                                              14

ARTICLE XI - EFFECTIVE DATE OF PLAN                                     14



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                             TRIANGLE BANCORP, INC.

                             1998 OMNIBUS STOCK PLAN

                                    ARTICLE I
                         NAME, PURPOSE, AND DEFINITIONS

        SECTION 1.1. NAME. The Plan shall be known as the "Triangle Bancorp, Inc. 1998 Omnibus Stock Plan" (the "Plan").

        SECTION 1.2. PURPOSE. The purpose of the Plan is to benefit the Company, Subsidiaries, and their shareholders by encouraging and enabling key Employees and such other persons as are eligible to participate herein to acquire a financial interest in the Company. The Plan is intended to aid the Company and Subsidiaries in attracting and retaining directors, local directors, officers and key employees and in attracting and retaining persons in key relationships with the Company and Subsidiaries, to stimulate the efforts of those individuals, and to strengthen their desire to remain in the office or in the employ of, or in a beneficial relationship with, the Company and Subsidiaries.

        SECTION 1.3. DEFINITIONS. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

    (A)  "AWARD" or "AWARDS" means an award granted pursuant to Article III.

    (B) "AWARD DOCUMENT" means a document described in Article IV hereof setting forth the terms, conditions, and limitations applicable to the Award granted to the Participant.

    (C) "BENEFICIARY," with respect to a Participant, means (i) one or more persons as the Participant may designate as primary or contingent beneficiary in a writing delivered to the Company or Committee or, (ii) if there is no such valid designation in effect at the Participant's death, either (A) the Participant's spouse or (B) if the Participant is not married at the date of the Participant's death, the Participant's estate. This definition shall not, however, supersede or adversely affect any definition or designation of beneficiary which may be included in any Award.

    (D) "BOARD" means the Board of Directors of the Company as it may be comprised from time to time.

    (E) "CODE" means the Intemal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

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   (F)   "COMMITTEE" means the committee appointed by the Board from among its members and shall be comprised of not less than two (2) persons. Unless and until otherwise appointed, the Committee shall be the Compensation Committee of the Board or any successor committee with substantially the same responsibilities if the members of that committee satisfy the requirements of the following sentence. A member of the Committee must not be an Employee and must otherwise satisfy Rule 16b-3 with respect to grants to executive officers and directors. If at any time there shall be no Compensation Committee of the Board or any successor committee with substantially the same responsibilities whose members satisfy the requirements of the foregoing sentence or if the Board shall not have otherwise appointed a committee to administer the Plan, the Board shall have the responsibilities assigned to the Committee herein and references to the Committee herein shall refer to the Board. In addition, the Board shall have the right to exercise, in whole or in part, authority of the Committee hereunder with respect to certain persons or classes of persons as Participants, in which case as to those persons and as to such authority taken or retained by the Board, references to the Committee herein shall refer to the Board.

   (G) "COMPANY" means Triangle Bancorp, Inc., a North Carolina corporation, and any successor corporation.

   (H)   "DIRECTOR" means any individual who is a member of the Board.

   (I) "DISABILITY" shall mean the inability, in the opinion of the Company's group health insurance carrier (or claims processor, if applicable), of a Participant, because of injury or sickness, to work at a reasonable occupation which is available with the Participant's employer (the Company or a Subsidiary) or at any gainful occupation for which the Participant is or may become fitted.

   (J) "EMPLOYEE" means any individual who is an employee of the Company or any Subsidiary, whether or not he or she is a Director.

   (K) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

   (L) "FAIR MARKET VALUE" in reference to the Stock of the Company means as of a given date either:

          (i) The closing price of a share of Stock on the National Market System or national securities exchange on which ' the Stock is then trading as of the day immediately prior to such date, or if Stock was not traded on that day, then on the next preceding trading day during which a sale occurred; or

          (ii) if the Stock is not traded on the National Market System or listed on a national securities exchange, the mean between the bid and asked prices per share last reported by the National Association of Securities Dealers, Inc., for the over-the-counter market on the day immediately prior to such date, or in the absence of any bid and asked prices on that day, the mean of the bid and asked prices per share of such Stock quoted on the next preceding day for which there were such quotations; or

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          (iii) if the Stock is not traded on the National Market System or listed on a national securities exchange, and quotations for the Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the day immediately preceding such date on the basis of available prices for the Stock or in such manner as the Committee shall agree.

     The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

   (M) "INSIDER" means any person who is subject to Section 16.

   (N) "PARTICIPANT" means an Employee, Director, or other person designated by the Committee to be eligible for an Award pursuant to this Plan.

   (O) "RESTRICTED STOCK" means shares of Stock which have certain restrictions attached to the ownership thereof, which may be issued under Section 3.4.

   (P) "RETIREMENT" means termination of employment with the Company or a Subsidiary for any reason other than death or Disability on or after age 65.

   (Q) "RULE 16B-3" means Rule 16b-3 as promulgated by the Securities and Exchange Commission on May 31, 1996, effective August 15, 1996, as such regulation or successor regulation shall be hereafter amended.

   (R) "SECTION 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

   (S) "SPOUSE" means the person of the opposite sex to whom the Participant is married, as determined by the law of the Participant's legal domicile, on the date of the Participant's death.

   (T) "STOCK" means shares of the no par value Common Stock of the Company.

   (U) "STOCK APPRECIATION RIGHT" means a right,-the value of which is determined relative to the appreciation in value of shares of Stock, which may be issued under Section 3.3.

   (V) "STOCK OPTION" means a right to purchase shares of Stock granted pursuant to Section 3.2 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 3.2(a).

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   (W) "SUBSIDIARY" means any corporation (other than the Company), limited liability company, or other business organization in an unbroken chain of entities beginning with the Company in which each of such entities other than the last one in the unbroken chain owns stock, units or other interests possessing 50 percent or more of the total combined voting power of all classes of stock, units or other interests in one of the other entities in that chain.

   (X) "SUBSTANTIAL SHAREHOLDER" means an Employee who is, at the time of the grant to the Employee of an Award, an "owner" (as defined in Section 422(b)(6) of the Code, modified as provided in Section 424 of the Code) of more than ten percent (I 0%) of the total combined voting power of all classes of stock of the Company or any - Subsidiary.


                                   ARTICILE II
                                   ELIGIBILITY

        Awards may be granted to any Employee who is or class of Employees who are designated as Participants from time to time by the Committee and to such other person, such as a non-Employee Director, local director, or consultant, whose relationship with the Company or a Subsidiary is deemed by the Committee to be sufficiently important to the Company or Subsidiary as to warrant receipt by such person of an Award or such person that the Company or a Subsidiary or the Committee wishes to secure as a key employee or director of the Company or a Subsidiary for whom the grant of an Award will, in the Committee's judgment, act as an inducement to such person to accept such position. The Committee shall determine which Employees, Directors, or other eligible persons shall be Participants, the types of Awards to be made to Participants, and the terms, conditions, and limitations applicable to the Awards.


                                   ARTICLE III
                                     AWARDS

        SECTION 3.1. GENERAL. Awards may include, but are not limited to, those described in this Article III, including its sections. The Committee may grant Awards singly, in tandem, or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards also may be granted in combination or in tandem with, in replacement of, or as altematives to, grants or rights under this Plan and any other employee plan of the Company.

        SECTION 3.2. STOCK OPTIONS. A Stock Option is a right to-purchase a specified number of shares of Stock at a specified price during such specified time as the Committee shall determine, subject to the following:

          (a) An option granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Option") or of a type that does not comply with such requirements ("Non-Qualified Option").

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          (b)  The exercise price per share of any Incentive Stock Option shall be no less than the Fair Market Value per share of the Stock subject to the option on the date such Stock Option is granted, except that, if an Incentive Stock Option is granted to a Substantial Shareholder, the exercise price per share shall be no less than one hundred ten percent (110%) of the Fair Market Value per share of Stock subject to the option on the date such Stock Option is granted.

          (c) The exercise price per share of any Non-Qualified Option may be less than the Fair Market Value per share of Stock subject to the option on the date such Stock Option is granted. -

          (d) No Incentive Stock Option shall be exercisable after the expiration of ten (I 0) years from the date on which the Incentive Stock Option is granted, except that, if an Incentive Stock Option is granted to a Substantial Shareholder, such Stock Option shall not be exercisable after the expiration of five (5) years from the date on which the Incentive Stock Option is granted.

          (e) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased and complying with such other terms and conditions as the Committee may specify.

          (f) The exercise price of the Stock subject to the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of shares of Stock already owned by the Participant, or through a combination of cash and shares of Stock, or through such other means that the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

          (g) The exercise price of the Stock subject to the Stock Option may be paid, at the discretion of the Committee, by delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares as to which the Stock Option is to be exercised and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price.

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        SECTION 3.3. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is a
right to receive, upon surrender of the right, but without payment of an exercise price, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:

   (a) A Stock Appreciation Right may be granted in tandem with all or part of a Stock Option, in addition to a Stock Option, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

   (b) The amount payable by the Company or Subsidiary in cash and/or shares of Stock with respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the base value per share established for the Stock Appreciation Right. The applicable percent shall be established by the Committee. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value on the date of exercise.

   (c) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.

   (d) A Stock Appreciation Right may be a "limited" Stock Appreciation Right, such as, for example, a Stock Appreciation Right exercisable upon the occurrence of a certain event or certain events.

        SECTION 3.4. RESTRICTED STOCK. Restricted Stock is shares of Stock that are issued to a Participant or awarded to a Participant as "phantom stock" and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or membership on the Board under certain specified conditions. The Committee may provide for the lapse of any such term or condition based on such factors or criteria as the Committee may determine. If the shares subject to a Restricted Stock Award are issued to a Participant, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including, but not limited to, the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

        SECTION 3.5. PERFORMANCE AWARDS. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or subsidiaries or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance Awards.

        SECTION 3.6. OTHER AWARDS. The Committee may from time to time grant other Stock and Stock-based Awards under the Plan, including, but not limited to, those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units, securities convertible into shares of Stock, and dividend equivalents. The Committee shall determine the terms and conditions of such other Stock and Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purpose of this Plan.

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                                   ARTICLE IV
                                 AWARD DOCUMENTS

        SECTION 4.1. GENERAL. Each Award under this Plan shall be evidenced by an Award Document issued by the Company or the Committee setting forth the number of shares of Stock or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as are determined by the Committee. When deemed required or desirable by the Committee, the Award Document shall be signed by the Participant.

         SECTION 4.2. REQUIRED TERMS. In any event, Award Documents shall include, at a minimum, explicitly or by reference, the following terms:

   (a) Assignability. Provisions defining the conditions under which and transferees to whom an Award may be assigned, pledged, or otherwise transferred. In the absence of any such provision, an Award may not be assigned, pledged, or otherwise transferred except by will or by the laws of descent and distribution and, during the lifetime of a Participant, the Award may be exercised only by such Participant or by the Participant's guardian or legal representative.

   (b) Termination of Employment. A provision describing the treatment of an Award in the event of the Retirement, Disability, death, or other termination of an Employee Participant's employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances.

   (c) Rights of Shareholder. A provision that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Article VII hereof, no adjustment shall be made for dividends or other rights, unless the Award Document specifically requires such adjustment, in which case grants of dividend equivalents or similar rights shall not be considered to be a grant of any other shareholder right.

   (d) Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in shares of Stock or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules or regulations of federal, state, or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares of Stock on the applicable date (the "given" date of Section 1.3(1)).

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         SECTION 4.3. OPTIONAL TERMS. Award Documents may include the following terms:

         (a) Replacement, Substitution, and Reloading. Any provisions:

             (i) permitting the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, under similar or different terms (including the grant of reload options); or

             (ii) requiring holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

         (b) Holding Period. In the case of an Award to an Insider:

             (i) of an quity security, a provision stating (or the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition;

             (ii) of a derivative security with a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

             (iii) of a derivative security without a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

         (c) Other Terms. Such other terms as are necessary and appropriate to effect an Award to the Participant including, but not limited to, the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company or a Subsidiary, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, the effect on the Award of a Change of Control as defined in Section 8.2, or the price, amount, or value of Awards.

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                                    ARTICLE V
                                 SHARES OF STOCK
                               SUBJECT TO THE PLAN

         SECTION 5.1. GENERAL. Subject to the adjustment provisions of Article VII hereof, the number of shares of Stock for which Awards may be granted under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000) shares.

         SECTION 5.2. ADDITIONAL SHARES. Any unexercised or undistributed portion of the terminated, expired, exchanged, or forfeited Award or Awards settled in cash in lieu of shares of Stock shall be available for further Awards in addition to those available under Section 5. 1.

         SECTION 5.3. COMPUTATION RULES. For the purpose of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock or other securities, where appropriate:


          (a) Except as provided in subsection (e) of this Section, each Stock Option shall be deemed to be the equivalent of the maximum number of shares that may be issued upon exercise of the particular Stock Option;

          (b) except as provided in subsection (e) of this Section, each other Stockbased Award payable in some other security shall be deemed to be equal to the number of shares to which it relates;

          (c) except as provided in subsection (e) of this Section, where the number of shares available under the Award is variable on the date it is granted, the number of shares shall be deemed to be the maximum number of shares that could be received under that particular Award;

          (d) where one or more types of Awards (both of which are payable in shares of Stock or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares under each type of Award shall be deemed to be equivalent to the number of shares under the other type of Award; and

          (e) each share awarded or deemed to be awarded under the preceding subsections shall be treated as share(s) of Stock, even if the Award is for a security other than Stock.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee, as it deems necessary or appropriate. -

        SECTION 5.4. SHARES TO BE USED. The shares of Stock which may be issued pursuant to an Award under the Plan may be authorized but unissued Stock or Stock that is or has been acquired by the Company.


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                                   ARTICLE VI
                                 ADMINISTRATION

         SECTION 6.1. GENERAL. The Plan and all Awards pursuant thereto shall be administered by the Committee so as to permit the Plan and any Award to comply with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

         SECTION 6.2. DUTIES. The Committee shall have the duty to administer the Plan, and to determine periodically the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

         SECTION 6.3. POWERS. The Committee shall have all powers necessary to enable, it to carry out its duties under the Plan properly, including, but not limited to, the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Stock or other security, Stock Appreciation Rights, or units granted, the terms of any Award Documents, and other matters arising hereunder shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Document and the Plan, the terms of the Plan shall govern.. In addition, the Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as those relate to Insiders including, but not limited to, decisions regarding the timing, eligibility, pricing, amount or other material ten-n of such Awards. The Committee may, in its discretion and consistent with the terms of the Plan, the requirements of Section 16 and Rule 16b-3 with respect to Insiders, the requirements of other applicable law, and the terms of an Award Document, amend, modify, or waive the provisions of an Award Document or grant a new Award with respect to or in replacement of an existing Award; provided, however, that no such amendment, modification, or waiver shall, without the Participant's consent, alter or impair any rights or obligations under an Award Document unless that is specifically permitted by the Award Document.

         SECTION 6.4. INTENT TO AVOID INSIDER TRADING. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the- intent expressed in this Section 6.4, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

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                                   ARTICLE VII
                            ADJUSTMENTS UPON CHANGES
                                IN CAPITALIZATION

        In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a significant part of its assets, or any distribution to its shareholders other than a normal cash dividend, the Committee shall make appropriate adjustment in the number, kind, price and value of shares of Stock authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights, unless the Award or Award Document provides otherwise.


                                  ARTICLE VIII
                               CHANGES OF CONTROL

         SECTION 8.1. GENERAL. In the event of a Change of Control of the Company, in addition to any action or consequences required or authorized by the terms of an Award Document, a Participant's interest in any outstanding Award shall become fully vested and exercisable. In addition, the Committee may, in its discretion, recommend that the Board of Directors take any of the following actions, as a result of, or in anticipation of, any such event to assure fair and equitable treatment of Plan Participants:

         (a) offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or

         (b) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan Participants following such Change of Control.

Any such action approved by the Board of Directors shall be conclusive and binding on the Company, a Subsidiary, and all Participants.

         SECTION 8.2. "CHANGE OF CONTROL". For the purposes of this Section, a "Change of Control" shall mean the earliest date on which one of the following events shall occur:

         (a) Any Person (as defined hereafter) or Persons as a group beneficially own more than 20% of the combined voting power of all classes of the Company's outstanding capital stock or acquire control in any manner of the election of a majority of the directors of the Company;

         (b) The Company consolidates or merges with or into another corporation, association, or entity, or is otherwise reorganized, where the Company is not the surviving corporation in such transaction and the holders of the voting securities of the Company immediately prior to such acquisition own less than a majority of the voting securities of the surviving entity immediately after the transaction;

         (c) The Company shall sell substantially all of its assets to another entity which is not a wholly-owned Subsidiary; or

         (d) There is, during any period of two (2) consecutive years, a change in the majority of the Board unless the election of each new Director was approved by at least two-thirds of the directors then still in office who are Directors at the beginning of such two (2) year period.

         SECTION 8.3. DEFINITION OF "PERSON" APPLICABLE TO CHANGE OF CONTROL. "PERSON" means any individual, inn, corporation, partnership, limited liability company, trust, or other entity; PROVIDED, HOWEVER, that "Person" does not include:

         (a) the Company or any Subsidiary; or

         (b) any employee benefit plan of the Company or any Subsidiary or any entity appointed or established by the Company or Subsidiary as a fiduciary for or pursuant to the terms of any such employee benefit plan.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

        SECTION 9.1. AMENDMENT OF PLAN. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all Award Documents under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate; provided, however, no amendment may be effective, without the approval of the shareholders of the Company, if approval of such amendment is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934 or if such amendment, with respect to the issuance of Incentive Stock Options, either:

         (a) materially increases the number of shares of Stock which may be issued under the Plan, except as provided for in Article VII; or

         (b) materially modifies the requirements as to eligibility for participation in the Plan (unless designed to comport with the Code, the Employee Retirement Security Act of 1974, or other laws).

        SECTION 9.2. TERMINATION OF PLAN. Except as may otherwise be provided in any Award Document, the Company expressly reserves the right, at any time, to suspend or terminate the Plan and any or all Award Documents under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, but not limited to, suspension or termination as to the Company, any participating Subsidiary, any Participant, or any class of Participants.

        SECTION 9.3. PROCEDURE FOR AMENDMENT OR TERMINATION. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board and shall not require the approval or consent of any Subsidiary, Participant, or Beneficiary in order to be effective, to the extent permitted by law. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.

                                    ARTICLE X
                                  MISCELLANEOUS

         SECTION 10.1. RIGHTS OF EMPLOYEES. Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of or relationship with the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment or relationship of such person with or without cause.

         SECTION 10.2. COMPLIANCE WITH LAW. No certificate for Stock distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the market systems or exchanges on which the Stock may, at the time, be traded or listed.

         SECTION 10.3. DEFERRAL PROGRAMS. The Board of Directors may, at its discretion, adopt a program or programs of deferred receipt whereby a Participant or Participants may defer receipt of Stock or cash otherwise issuable or payable to the Participant pursuant to an Award, which program(s) shall contain such rules concerning eligibility to participate, timing of elections to defer, forms of distribution of the Stock or cash and the like as the Board o. Directors shall determine.

         SECTION 10.4. UNFUNDED STATUS. The Plan shall be unfunded. Neither the Company nor the Board of Directors shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.

         SECTION 10.5. LIMITS ON LIABILITY. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Document. Neither the Company nor any member of the Board of Directors or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan and that do not constitute willful misconduct. To the extent permitted by applicable law, the Company shall indemnity and hold harmless each member of the Board of Directors and the Committee from and against any and all liability, claims, demands, costs, and expenses (including, but not limited to, the costs and expenses of attomeys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

         SECTION 10.6. SECTION REFERENCES. All references in this Plan to sections or articles shall refer to sections and articles of this Plan unless specifically noted otherwise.



                                   ARTICLE XI
                             EFFECTIVE DATE OF PLAN

        This Plan shall become effective on the date of its adoption by the Board; provided, however, the effectiveness of this Plan is subject to its approval and ratification by the shareholders of the Company within one year from the date of adoption hereof by the Board. The Committee shall have authority to grant Awards hereunder until one day before the ten year anniversary of the date of adoption of the Plan by the Board, subject to the ability of the Company to terminate the Plan as provided in Article IX.

                             TRIANGLE BANCORP, INC.
                             1998 OMNIBUS STOCK PLAN

                       EXERCISE OF INCENTIVE STOCK OPTION


From:                                          (Optionee)

To:                   Triangle Bancorp, Inc.


I hereby exercise the incentive stock option granted to me in the Option Agreement dated the - day of ,as follows:

        (a) Number of whole shares with respect to which the option is being exercised:



        (b) Method of exercise (cash, for example)



        (C) The person in whose name the stock certificate or certificates should be registered:

               Name:
               Address:
               Social Security No.:

        (d) Date of this Notice:

        (e) Date of exercise (date of exercise must be at least five (5) days after delivery of this Notice):



Optionee


This form should be delivered by hand or by registered or certified mail, postage prepaid, return receipt requested, to the headquarters of Triangle Bancorp, Inc., at 4300 Glenwood Avenue, Raleigh, N.C. 27612, Attention:
Joe Meierer.

                             TRIANGLE BANCORP, INC.
                             1998 OMNIBUS STOCK PLAN

                     Exercise of Non-Qualified Stock Option


From:                                          (Optionee)

To:                   Triangle Bancorp, Inc.


I hereby exercise the non-qualified stock option granted to me in the Option Agreement dated the ____ day of ________ as follows:

        (a) Number of whole shares with respect to which the option is being exercised:



        (b) Method of exercise (cash, for example)



        (c) The person in whose name the stock certificate or certificates should be registered:

            Name:
            Address:
            Social Security No.:

        (d) Date of this Notice:

        (e) Date of exercise (date of exercise must be at least five (5) days after delivery of this Notice):



Optionee


This form should be delivered by hand or by registered or certified mail, postage pre-paid, return receipt requested, to the headquarters of Triangle Bancorp, Inc., at 4300 Glenwood Avenue, Raleigh, N.C. 27612, Attention: Joe Meierer.